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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 1999.





/s/ Levitz, Zacks & Ciceric
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LEVITZ, ZACKS & CICERIC
San Diego, California


December 1, 2000